Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 37

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 37 (“Amendment No. 37”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND
A.The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.This Amendment No. 37 incorporates the CY2021 Annual Shipset Price Adjustments for changes committed on and before December 31, 2021 and which are effective on or before Shipset Line Number [*****].
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.The SBP is hereby amended by adding the SBP Table of Amendments Page 5, attached hereto as Exhibit 1.

2.The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit 2

3.The SBP is hereby amended by deleting SBP Attachment 2 “Production Article Definition and Contract Change Notices” and replacing it in its entirety with a new SBP Attachment 2, attached hereto as Exhibit 3

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

4.Entire Agreement. Except as otherwise indicated in this Amendment No. 37, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 37. This Amendment No. 37 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 37, and this Amendment No. 37 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 37, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 37.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 37 as of the last date of execution set forth below.

The Boeing Company     Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    /s/ Helena Langowski        By:    /s/ Ryan Grant
Name:    Helena Langowski        Name:    Ryan Grant
Title:    Procurement Agent        Title:    Sr. Contract Specialist I
Date:    August 24, 2022        Date:    August 24, 2022

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 1

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

AMENDMENTS

Number 30 31 32 33 34 35 36 37
Description

Annual Shipset Price Adjustment thru Line Number [*****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1 and 2

Configuration Control
1.Updated SBP Section 21
2.Added new Section 21.1 [*****]

Supply Chain Integration
1.Updated SBP Section 12.8
2.Added new Section 12.8.8 [*****]

Payment Terms
1.Updated SBP Section 5.2.1

Annual Shipset Price Adjustment thru Line Number [*****]
1.Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A

Annual Shipset Price Adjustment thru Line Number [*****]
1.Updated SBP Attachments 1 and 2

Industry Assist at BoeingRepair Station(s)
1.Added new Section 8.3.1

Annual Shipset Price Adjustment thru Line Number [*****]
1.Updated SBP Attachments 1 and 2
	Date 8/12/19 9/25/19 4/15/20 1/19/21 6/30/21 12/22/21 2/9/22 8/24/22	Approval H. Langowski R. Grant H. Langowski E. Bosler H. Langowski R. Grant H. Langowski E. Bossler H. Langowski R. Grant H. Langowski R. Grant H. Langowski R. Grant H. Langowski R. Grant

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 2
787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS
WORK STATEMENT AND PRICING

Recurring Shipset Price -8
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Recurring Shipset Price -9
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Recurring Shipset Price -10
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 2

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS
WORK STATEMENT AND PRICING (cont.)

Advanced Payment Recovery (Per Shipset)
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Boeing Amendment 17 Cost Recovery (per Shipset)
Totals
[*****]					[*****]
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Annual Price Adjustment Line Number [*****] Nonrecurring Allocation
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)
		[*****]	[*****]	[*****]
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[*****]		[*****]	[*****]	[*****]
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[*****]		[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2019 Annual Price Adjustment through December 2019/Line Number [*****] (allocation after Line Number [*****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)
		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2020 Annual Price Adjustment through December 2020/Line Number [*****] (allocation after Line Number [*****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)
		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]

Non Recurring APAP Adjustments
2021 Annual Price Adjustment through December 2021/Line Number [*****] (allocation after Line Number [*****])
(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)
		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 2
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advance Payments for Recurring			(See Recurring page for Advance Payment Recovery (per Shipset))
Years	Section 41 & NLG	Pylons	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Non-Recurring Value Agreements
Estimated MS Timing	Section 41 & NLG R&D	Other D/MI NR	Pylons R&D	Other D/MI NR	Wing Leading Edges R&D	Other D/MI NR	Totals R&D	Other D/MI NR
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Advance Payments for Remaining Other D/MI NR Balance
Years	Section 41 & NLG	Pylon	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]		[*****]

Advance Payments Recovery of Remaining Other D/MI NR Balance
Shipset	Section 41 & NLG	Pylon	Wing Leading Edges		Totals
[*****]	[*****]	[*****]	[*****]		[*****]

Incentive Plan Payments (Reference SBP Section 4.9)
Periods	Section 41 & NLG		Pylon		Wing Leading Edge		Totals
	R&D	Other D/MI	R&D	Other D/MI	R&D	Other D/MI	R&D	Other D/MI
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Incentive Plan for Quality Payments (Reference SBP Section 4.11)
Payment
Year					Totals
[*****]					[*****]
[*****]					[*****]
[*****]					[*****]

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 3

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(Reference SBP Sections 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1; GTA Section 1.0N,
1.0.P)

A.    Configuration

The configuration of each Production Article shall be as described in the Integrated Control Station Plan revision identified below, and in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 3
787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1     Non-D/MI Contract Change Notices:

A. All CCN’s listed in this Section B.1 are inclusive of all revisions and cancellations issued on or before December 21, 2010:

CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2020, 2021.

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 3

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

B. All CCN’s listed in this Section B1.B. are inclusive of all revisions committed on and before December 31, 2011 and which are effective on or before Shipset Line Number [*****]:

CCN 319, 543, 763, 767, 780, 991,1025 through 1027, 1101, 1143, 1149, 1171,1296,1297,1421,1441,1473,1504,1565,1594,1617,1624,1635,1659,1660,1687, 1697, 1699, 1717, 1749, 1752, 1764, 1770, 1835, 1836, 1926, 1927, 1929 through 1932, 1938, 1939, 1945, 1951, 1966, 1967, 1969, 1971, 1972, 1977 through 1979, 1981, 1983, 1986, 1987, 1994, 1996 through 1998, 2002, 2003, 2006, 2008 through, 2013, 2020, 2022 through 2037, 2039 through 2058, 2060 through 2073, 2075 through 2111, 2113, 2115, 2116, 2118, 2120 through 2108, 2130 through 2135, 2137 through 2139, 2141, 2143, 2145 through 2157, 2160, 2161, 2162.

C. All CCN’s listed in this Section B1.C. are inclusive of all revisions committed on and before December 31, 2012 and which are effective on or before Shipset Line Number [*****]:

CCN 1835, 1899, 1902, 1903, 1944, 1965, 1970, 2038, 2074, 2112, 2114, 2117, 2142, 2144, 2178.

D. All CCN’s listed in this Section B.1.D are inclusive of all revisions committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****]:

CCN 2001, 2059, 2129, 2140, 2172, 2197

E. All CCN’s listed in this Section B.1.E are inclusive of all revisions committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****]:

CCN 2171, 2173, 2200

F. CCN 2207 is inclusive of all revisions committed on and before December 31, 2015 and which are effective on or before Shipset Line Number [*****].

SBP BCA-MS-65530-0019, Amendment No. 37 Exhibit 3

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(cont.)

G. CCN 2233 is inclusive of all revisions committed on and before December 31, 2016 and which are effective on or before Shipset Line Number [*****].

H. CCN 2248 is inclusive of all revisions committed on and before December 31, 2017 and which are effective on or before Shipset Line Number [*****].

I. CCN 2267 is inclusive of all revisions committed on and before December 31, 2018 and which are effective on or before Shipset Line Number [*****].

J. CCN 2322 is inclusive of all revisions committed on and before December 31, 2020 and which are effective on or before Shipset Line Number [*****].

B.2     D/MI PtP Contract Change Notices:

Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2, 2179, 2198, 2201

Pylon D/MI CCN’s: 1811, 1812, 2166, 2179, 2198, 2201, 2208

Wing LE D/MI CCN’s: 2167, 2170R2, 2198, 2201

CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is     the same as CCN-00001 or CCN 0001.

B. 3     Price Agreement Contract Change Notices (beginning 05/01/2018):

2246, 2249, 2250, 2251, 2254, 2256, 2264, 2273, 2282, 2283, 2293, 2298, 2306, 2310, 2313, 2318, 2319, 2325, 2327, 2328, 2330, 2331, 2334, 2339, 2342.

B. 4     Other Contract Change Notices (beginning 05/01/2018):

        2247, 2248, 2252, 2253, 2255, 2257, 2258, 2259, 2260, 2261, 2262,    2263, 2265, 2266, 2267, 2268, 2269, 2270, 2271, 2274, 2275, 2276,         2277, 2278, 2279, 2280, 2281, 2284, 2285, 2286, 2287, 2288, 2289, 2290, 2291, 2292, 2294, 2295, 2296, 2297, 2299, 2300, 2301, 2302,2303, 2304, 2305, 2307, 2308, 2309, 2311, 2312, 2314, 2315, 2316,2317, 2320, 2321, 2322, 2323, 2324, 2326, 2332, 2333, 2335, 2336,2337, 2338, 2340, 2341, 2343, 2344, 2345, 2346, 2347, 2348.
787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 37    Boeing Initials: HL Spirit Initials:__RG___